UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 31, 2012
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On January 31, 2012, Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) closed on the sale of its 308,000 square foot warehouse in Manchester, Connecticut (the “Manchester Transaction”) to the lessee in that facility, an affiliate of Raymour & Flanigan.  The facility was sold for $16.0 million in cash, before transaction costs.  Griffin expects to report a pretax gain of approximately $3.0 million on the Manchester Transaction in its 2012 first quarter results.  At closing, the proceeds were placed in escrow for the potential purchase of replacement property under a Section 1031 like-kind exchange, although Griffin has not yet identified a replacement property.  If a Section 1031 like-kind exchange transaction is not completed, the escrowed funds will be returned to Griffin.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The following pro forma financial information with respect to the Manchester Transaction reported in Item 2.01 of this Current Report on Form 8-K is furnished as Exhibit 99.1.

•	Unaudited Pro Forma Consolidated Balance Sheet as of August 27, 2011
•	Unaudited Pro Forma Consolidated Statements of Operations for the thirty-nine weeks ended August 27, 2011 and August 28, 2010
•	Unaudited Pro Forma Consolidated Statements of Operations for the fiscal years ended November 27, 2010, November 28, 2009 and November 29, 2008
•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)   Exhibit 99.1:  Unaudited Pro Forma Financial Information.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved, particularly with respect to the purchase of a replacement property as part of a Section 1031 like-kind exchange.  The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements.  Important factors that could affect the outcome of the events set forth in these statements are described in Griffin’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Information” sections in Griffin’s Annual Report on Form 10-K for the fiscal year ended November 27, 2010.  Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: February 6, 2012